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                                                                    EXHIBIT 99.3

                     CONSENT OF PERSON TO BECOME A DIRECTOR

        I, Robert Jaunich II, hereby consent to the use, in the Registration Statement on Form S-4 of Juno Lighting, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person who will become a director of the Company upon consummation of the Merger.


                                                /s/ ROBERT JAUNICH II
                                                ----------------------
                                                Robert Jaunich II

May 26, 1999